UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
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Invesco Ltd.

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SUMMARIZED CONSOLIDATED
FINANCIAL STATEMENTS
OF
INVESCO LTD.
In accordance with Bermuda law, attached are summarized consolidated financial statements of Invesco Ltd., which include the consolidated balance sheets of Invesco Ltd. at December 31, 2007 and 2006 and the related consolidated statements of income, shareholders’ equity and cash flows for the three years in the period ended December 31, 2007, and the auditor’s report thereon. The attached summarized consolidated financial statements do not contain sufficient information to allow as full an understanding of the financial position, results of operations or changes in financial position or cash flows of Invesco Ltd. as would be provided by Invesco Ltd.’s complete consolidated financial statements for such period. In the event you would prefer to receive a copy of these complete consolidated financial statements, of which the information contained herein is a summary, and/or those for subsequent periods, you should submit your request to Invesco Ltd.’s Secretary at company.secretary@invesco.com or by writing Invesco Ltd., Attn: Office of the Secretary, 1360 Peachtree Street N.E., Atlanta, Georgia 30309.
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON CONDENSED FINANCIAL STATEMENTS
The Board of Directors and Shareholders of Invesco Ltd.
We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the consolidated balance sheets of Invesco Ltd. at December 31, 2007 and 2006, and the related consolidated statements of income, shareholders’ equity, and cash flows for each of the three years in the period ended December 31, 2007 (not presented separately herein) and in our report dated February 25, 2008, we expressed an unqualified opinion on those consolidated financial statements. In our opinion, the information set forth in the accompanying condensed consolidated financial statements (presented on pages 2 through 5) is fairly stated in all material respects in relation to the consolidated financial statements from which it has been derived.
We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the effectiveness of Invesco Ltd.’s internal control over financial reporting as of December 31, 2007, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission and our report dated February 25, 2008 (not presented separately herein) expressed an unqualified opinion thereon.
Ernst & Young LLP
Atlanta, GA
February 25, 2008

Condensed Consolidated Balance Sheets

	As of December 31,
	2007	2006
	$ in millions

ASSETS
Current assets
Cash and cash equivalents	$915.8	$778.9
Cash and cash equivalents of consolidated investment products	36.6	55.4
Unsettled fund receivables	605.5	561.6
Accounts receivable	292.1	243.3
Investments	177.2	187.8
Prepaid assets	65.9	68.5
Other current assets	203.3	238.6
Assets held for policyholders	1,898.0	1,574.9

Total current assets	4,194.4	3,709.0
Non-current assets
Investments	122.3	79.9
Investments of consolidated investment products	1,205.6	1,482.0
Prepaid assets	55.6	82.2
Deferred sales commissions	31.3	31.6
Deferred tax asset, net	133.8	118.5
Property and equipment, net	180.0	198.7
Intangible assets, net	154.2	165.9
Goodwill	6,848.0	6,360.7
	8,730.8	8,519.5

Total assets	$12,925.2	$12,228.5

LIABILITIES, MINORITY INTERESTS AND SHAREHOLDERS’ EQUITY
Current liabilities
Current maturities of long-term debt	$—	$300.0
Unsettled fund payables	581.2	533.0
Income taxes payable	140.6	99.7
Other current liabilities	1,021.1	857.8
Policyholder payables	1,898.0	1,574.9

Total current liabilities	3,640.9	3,365.4
Non-current liabilities
Long-term debt	1,276.4	979.0
Borrowings of consolidated investment products	116.6	37.0
Other non-current liabilities	179.5	178.5

	1,572.5	1,194.5

Total liabilities	5,213.4	4,559.9

Minority interests in equity of consolidated entities	1,121.2	1,504.6
Shareholders’ equity
Common shares ($0.20 par value; 1,050.0 million authorized; 424.7 million shares issued and outstanding)	84.9	—
Ordinary shares (1,050.0 million authorized; 831.9 million shares issued and outstanding)	—	83.2
Exchangeable shares (19.8 million shares issued and outstanding)	—	377.4
Additional paid-in-capital	5,306.3	4,966.1
Treasury shares	(954.4)	(577.9)
Retained earnings	1,201.7	700.7
Accumulated other comprehensive income, net of tax	952.1	614.5

Total shareholders’ equity	6,590.6	6,164.0

Total liabilities, minority interests and shareholders’ equity	$12,925.2	$12,228.5

Condensed Consolidated Statements of Income

	Years Ended December 31,
	2007	2006	2005
	$ in millions, except per share data
Operating Revenues
Investment management fees	$3,080.1	$2,508.2	$2,166.7
Performance fees	70.3	82.1	33.5
Service and distribution fees	593.1	534.9	538.2
Other	135.4	121.5	134.2

Total Operating Revenues	3,878.9	3,246.7	2,872.6

Operating Expenses
Employee compensation	1,137.6	1,070.5	1,044.7
Third-party distribution, service and advisory	1,051.1	826.8	706.0
Marketing	157.6	138.8	139.5
Property, office and technology	242.5	230.7	270.9
General and administrative	295.8	207.6	224.4
Restructuring charge	—	13.1	62.6
Goodwill impairment	—	—	16.6

Total Operating Expenses	2,884.6	2,487.5	2,464.7

Operating Income	994.3	759.2	407.9

Other income/(expense)
Equity in earnings of unconsolidated affiliates	48.1	4.3	0.7
Interest income	48.5	26.9	16.7
Realized and unrealized gains of consolidated investment products, net	214.3	294.3	128.8
Interest expense	(71.3)	(77.2)	(85.1)
Other gains and losses, net	9.9	26.8	13.4

Income before income taxes and minority interest	1,243.8	1,034.3	482.4
Income tax provision	(357.3)	(254.6)	(151.1)

Income before minority interest	886.5	779.7	331.3
Minority interest income of consolidated entities, net of tax	(212.9)	(297.0)	(111.5)

Net Income	$673.6	$482.7	$219.8

Earnings per share:
— basic	$1.69	$1.22	$0.55
— diluted	$1.64	$1.19	$0.54
Dividends declared per share	$0.372	$0.357	$0.330

Condensed Consolidated Statements of Cash Flows

	Years Ended December 31,
	2007	2006	2005
	$ in millions
Operating Activities
Net income	$673.6	$482.7	$219.8
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization, depreciation, and goodwill impairment	64.1	67.5	94.5
Share related compensation expense	105.2	140.6	40.6
Loss/(gain) on disposal of property, equipment, software, and business	(1.1)	4.0	(28.8)
Gain on disposal of investments	(12.6)	(7.3)	(0.6)
Unrealized gain on trading investments, net	(223.5)	(300.0)	(129.2)
Tax benefit from share-based compensation	38.2	17.9	—
Excess tax benefits from share-based compensation	(23.1)	(12.3)	—
Minority interest in earnings of consolidated entities	212.9	297.0	111.5
Equity in earnings of unconsolidated affiliates	(48.1)	(4.3)	(0.7)
Sale/(purchase) of trading investments	0.4	(50.4)	25.3
Changes in operating assets and liabilities:
Change in cash held at consolidated investment products	(4.8)	1.3	(43.2)
(Increase)/decrease in receivables	(59.6)	(160.7)	53.4
Increase/(decrease) in payables	192.1	(20.1)	(35.7)

Net cash provided by operating activities	913.7	455.9	306.9

Investing Activities
Purchase of property and equipment	(36.7)	(37.9)	(38.8)
Disposal of property and equipment	0.1	2.5	2.2
Purchase of available for sale investments	(80.3)	(289.4)	(316.5)
Proceeds from sale of available for sale investments	111.8	254.3	427.0
Purchase of investments by consolidated investment products	(331.5)	(372.3)	(412.3)
Proceeds from sale of investments by consolidated investment products	143.6	122.6	210.9
Returns of capital in investments of consolidated investment products	196.0	257.5	185.3
Proceeds from held to maturity investments	5.0	2.0	0.6
Acquisitions of businesses, net of cash acquired of $8.9 million in 2006	(56.0)	(200.1)	—
Disposal of businesses, including cash of $0.6 million in 2005	1.6	2.1	53.6

Net cash (used in)/provided by investing activities	(46.4)	(258.7)	112.0

Financing Activities
Proceeds from exercises of share options	137.4	66.8	7.7
Purchases of treasury shares	(716.0)	(155.9)	—
Dividends paid	(155.0)	(143.6)	(134.1)
Excess tax benefits from stock-based compensation	23.1	12.3	—
Capital invested into consolidated investment products	211.0	345.3	329.7
Capital distributed by consolidated investment products	(318.2)	(301.2)	(351.7)
Borrowings of consolidated investment products	112.6	46.3	118.1
Repayments of borrowings of consolidated investment products	(33.1)	(82.1)	(60.2)
Net (repayments)/borrowings under credit facility	(2.6)	59.0	(81.0)
Issuance of senior notes	300.0	—	—
Repayments of senior notes	(300.0)	(10.0)	(79.5)

Net cash used in financing activities	(740.8)	(163.1)	(251.0)

Increase in cash and cash equivalents	126.5	34.1	167.9
Foreign exchange movement on cash and cash equivalents	10.4	35.3	(5.3)
Cash and cash equivalents, beginning of year	778.9	709.5	546.9

Cash and cash equivalents, end of year	$915.8	$778.9	$709.5

Supplemental Cash Flow Information:
Interest paid	$(72.0)	$(73.4)	$(84.4)
Taxes paid	$(328.2)	$(213.1)	$(118.8)

Condensed Consolidated Statements of Changes in Shareholders’ Equity and Comprehensive Income

							Accumulated
				Additional			Other	Total
	Common	Ordinary	Exchangeable	Paid-in-	Treasury	Retained	Comprehensive	Shareholders’
	Shares	Shares	Shares	Capital	Shares	Earnings	Income	Equity
	$ in millions
January 1, 2005	$—	$388.9	$593.0	$4,738.3	$(456.7)	$339.5	$(7.8)	$5,595.2
Net income	—	—	—	—	—	219.8	—	219.8
Other comprehensive income
Currency translation differences on investments in overseas subsidiaries	—	—	—	—	—	—	360.4	360.4
Change in minimum pension liability	—	—	—	—	—	—	6.8	6.8
Change in net unrealized gains on available-for-sale investments	—	—	—	—	—	—	(4.1)	(4.1)
Tax impacts of changes in accumulated OCI balances	—	—	—	—	—	—	(3.6)	(3.6)

Total comprehensive income								579.3

Employee share plans:
Share-based compensation	—	—	—	40.6	—	—	—	40.6
Vested stock	—	—	—	(6.4)	6.4	—	—	—
Exercise of options	—	0.5	—	7.2	—	—	—	7.7
Dividends	—	—	—	—	—	(134.1)	—	(134.1)
Business combinations	—	0.2	—	2.0	—	—	—	2.2
Currency translation differences from change in presentation currency	—	(37.5)	(69.1)	(434.1)	43.2	(63.6)	—	(561.1)
Conversion of exchangeable shares into ordinary shares	—	0.7	(92.1)	91.4	—	—	—	—
Redenomination of share capital	—	(271.0)	—	271.0	—	—	—	—

December 31, 2005		81.8	431.8	4,710.0	(407.1)	361.6	351.7	5,529.8

Net income	—	—	—	—	—	482.7	—	482.7
Other comprehensive income
Currency translation differences on investments in overseas subsidiaries	—	—	—	—	—	—	268.3	268.3
Change in minimum pension liability	—	—	—	—	—	—	25.3	25.3
Change in net unrealized gains on available-for-sale investments	—	—	—	—	—	—	(6.6)	(6.6)
Tax impacts of changes in accumulated OCI balances	—	—	—	—	—	—	(0.7)	(0.7)

Total comprehensive income								769.0

Initial impact of adopting FASB 158, net of tax	—	—	—	—	—	—	(23.5)	(23.5)
Dividends	—	—	—	—	—	(143.6)	—	(143.6)
Employee share plans:
Share-based compensation	—	—	—	140.6	—	—	—	140.6
Vested stock	—	—	—	(17.4)	17.4	—	—	—
Exercise of options	—	1.1	—	65.7	—	—	—	66.8
Tax impact of share-based payment	—	—	—	12.3	—	—	—	12.3
Purchase of shares	—	—	—	—	(188.2)	—	—	(188.2)
Business combinations	—	—	—	0.8	—	—	—	0.8
Conversion of exchangeable shares into ordinary shares	—	0.3	(54.4)	54.1	—	—	—	—

December 31, 2006	—	83.2	377.4	4,966.1	(577.9)	700.7	614.5	6,164.0

Net income	—	—	—	—	—	673.6	—	673.6
Other comprehensive income
Currency translation differences on investments in overseas subsidiaries	—	—	—	—	—	—	351.1	351.1
Change in accumulated OCI related to employee benefit plans	—	—	—	—	—	—	7.7	7.7
Change in net unrealized gains on available-for-sale investments	—	—	—	—	—	—	(16.8)	(16.8)
Tax impacts of changes in accumulated OCI balances	—	—	—	—	—	—	(4.4)	(4.4)

Total comprehensive income	—	—	—	—	—	—	—	1,011.2

Adoption of FIN 48	—	—	—	—	—	(17.6)	—	(17.6)
Dividends	—	—	—	—	—	(155.0)	—	(155.0)
Employee share plans:
Share-based compensation	—	—	—	105.2	—	—	—	105.2
Vested stock	—	—	—	(53.9)	53.9	—	—	—
Exercise of options	—	1.6	—	135.8	—	—	—	137.4
Tax impact of share-based payment	—	—	—	23.1	—	—	—	23.1
Purchase of shares	—	—	—	—	(683.7)	—	—	(683.7)
Cancellation of treasury shares	—	(1.9)	—	(251.4)	253.3	—	—	—
Business combinations	—	—	—	6.0	—		—	6.0
Conversion of exchangeable shares into ordinary shares	—	2.0	(377.4)	375.4	—	—	—	—
Cancellation of ordinary shares and issuance of common shares	84.9	(84.9)	—	—	—	—	—	—

December 31, 2007	$84.9	$—	$—	$5,306.3	$(954.4)	$1,201.7	$952.1	$6,590.6